Item 8: Exhibit 10.32/Consulting Agreement dated March 26, 2001 between the Company and Mark Neuhaus

                   CONSULTING AND MARKETING LICENSE AGREEMENT

       THIS CONSULTING AND MARKETING LICENSE AGREEMENT (this "AGREEMENT") is between MARK NEUHAUS and or assigns (the "CONSULTANT") and TCPI, Inc., a Florida Corporation (the "COMPANY"). Each of the Consultant and the Company are also referred to in this agreement as the "PARTIES."

       WHEREAS, the Company intends to develop a market for the Company's products and services offered from time to time by the Company (the "PRODUCTS AND SERVICES") for potential customers of the Products and Services who are racing car enthusiasts; and

       WHEREAS, the Consultant is a professional race car driver with name recognition in the racing car industry; and

       WHEREAS, the Company desires to utilize the services of the Consultant to promote and develop a market for the Company's Products and Services; and

       WHEREAS, in connection with the services to be provided by the Consultant pursuant to this Agreement, the Company desires to grant the Consultant a non-exclusive license for the limited use of the Company's tradename, trademark or logo, or any other tradename, trademark or logo of the Company, as may be agreed upon by the Parties, (the "LICENSED TRADEMARKS"). The initial licensed trademarks shall include TCPI and HealthCheck(R) diagnostic tests.

       NOW THEREFORE, in consideration of the premises and mutual covenants set forth in this Agreement, the Parties hereby agree as follows:

       1. Scope of Services. The Company hereby retains the Consultant to promote and develop a market for the Products and Services. The Consultant agrees to use his best efforts during the term of this Agreement to market and promote the Products and Services.

       2. Term. This Agreement shall become effective as of the date set forth on the signature page of this Agreement, and shall continue for a period of one
(1) year (the "TERM") with automatic renewals on a year to year basis on the anniversary date, unless either Party gives the other sixty (60) days written notice prior to the anniversary date of the non-renewal of this Agreement. Notwithstanding the foregoing, the Company or the Consultant shall be entitled to terminate this Agreement for "cause" upon 30 days' written notice, which written notice shall be effective upon mailing by first class mail accompanied by facsimile transmission to the Consultant at the address and telecopier number last provided by the Consultant to the Company and to the Company at the Company's address, attention President. "CAUSE" shall be determined solely as the violation of any rule or regulation of any regulatory agency, and other neglect, act or omission detrimental to the conduct of Company or the Consultant's business, material breach of this Agreement or any unauthorized disclosure of any of the secrets or confidential information of Company, and dishonesty related to independent contractor status.

       3. Grant of Non-exclusive License. Subject to the terms of this Agreement, the Company hereby grants to the Consultant, and the Consultant hereby accepts, the non-exclusive license to use the Licensed Trademarks on the Consultant's racing cars, and on the Consultants racing equipment and clothing, which shall be owned by the Consultant and shall be operated by the Consultant in professional racing car competitions at the sole of discretion of the Consultant. The Company shall supply all camera-ready artwork either on disc or via e-mail.

                (a) During the Term of this Agreement the Consultant shall not negotiate or enter into any license, sub-license agreement of sub-contract or similar agreement with any third parties in respect of the Licensed Trademarks, or any right or interest granted by the Company to the Consultant pursuant to this Agreement, and the Consultant shall further refrain from directly or indirectly, on his own behalf, licensing, sub-licensing or sub-contracting the Licensed Trademarks, or other right or interest granted by the Company to the Consultant to such third parties other than the operating company that manages the racecars without the Company's prior written consent.

                (b) No license or right is granted by the Company to the Consultant, either expressly or by implication, under any licenses or rights owned or controlled by the Company, except as expressly set forth in this Agreement.

                (c) The license granted pursuant to this Agreement shall expire simultaneously with the Term of this Agreement, and shall be revocable at will by the Company upon written notice to the Consultant, and the Consultant shall immediately refrain from the use of any rights granted by the Company to the Consultant with respect to this license upon receipt of such written notice.

       4. Compensation; Grant of Stock Option. In consideration for the services to be provided by the Consultant to the Company under the terms of this Agreement, the Company agrees to grant to the Consultant upon the execution of this Agreement a non-qualified stock option (the "Option") to purchase up to $350,000 of shares of the Company's common stock (the "Common Stock") as set forth below which shall fully vest immediately upon execution of this Agreement, at an exercise price as set forth below:

       Number of Shares or Total Dollar Amount:  $350,000

       Exercise Price (in US$): 35% discount from the average closing bid price for the ten trading days immediately prior to the exercise of the Option.

       The terms of the Option shall otherwise be set forth in a Non-Qualified Stock Option Agreement between the Company and the Consultant, substantially in the form attached as Exhibit A to this Agreement. The Company agrees to use its best efforts to register the Shares for resale under the Securities Act of 1933, as amended, pursuant to a registration statement filed with the Securities and Exchange Commission on Form S-8 (or, if Form S-8 is not then available, such other form of registration statement then available), pursuant to the terms of such registration set forth in the Non-Qualified Stock Option Agreement.

       5. Confidentiality. The Consultant covenants that all information concerning the Company, including proprietary information, which it obtains as a result of the services rendered pursuant to this Agreement shall be kept confidential and shall not be used by the Consultant except for the direct benefit of the Company nor shall the confidential information be disclosed by the Consultant to any third party without the prior written approval of the Company, PROVIDED, HOWEVER, that the Consultant shall not be obligated to treat as confidential, or return to the Company copies of any information that (i) was publicly known at the time of disclosure to Consultant, (ii) becomes publicly known or available thereafter other than by any means in violation of this Agreement or any other duty owed to the Company by the Consultant, or (iii) is lawfully disclosed to the Consultant by a third party.

       6. Independent Contractor. The Consultant and the Company hereby acknowledge that the Consultant is an independent contractor. The Consultant agrees not to hold himself out as, nor shall he take any action from which others might reasonably infer that the Consultant is a partner or agent of, or a joint venturer with the Company. In addition, the Consultant shall take no action which, to the knowledge of the Consultant, binds, or purports to bind, the Company to any contract or agreement.

       7.       Miscellaneous.
                -------------

                (a) Entire Agreement. This Agreement contains the entire agreement between the Parties, and may not be waived, amended, modified or supplemented except by agreement in writing signed by the Party against whom enforcement of any waiver, amendment, modification or supplement is sought. Waiver of or failure to exercise any rights provided by this Agreement in any respect shall not be deemed a waiver of any further or future rights.

                (b) Governing Law. This Agreement shall be construed under the internal laws of the State of New York; and the Parties agree that the exclusive jurisdiction for any litigation or arbitration arising from this Agreement shall be in New York City, New York.

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

                (c) Successors and Assigns. This Agreement shall be binding upon the Parties, their successors and assigns, PROVIDED, HOWEVER, that the Consultant shall not permit any other person or entity to assume these obligations hereunder without the prior written approval of the Company which approved shall not be unreasonably withheld and written notice of the Company's position shall be given within ten (10) days after approval has been requested.

                (d) Indemnification. The Company shall indemnify the Consultant for all losses or damages sustained (including reasonable attorney fees and disbursements) as incurred by the Consultant arising from the Consultant performing services under this Agreement. Consultant shall indemnify Company for any claims, losses, demands, actions and proceedings (including reasonable attorneys fees and disbursements) as incurred made against Company by reason of Consultant's actions under this Agreement, including but not limited to, the operation of a motor vehicle.

                (e) Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but which when taken together shall constitute one agreement.

                (f) Severability. If one or more provisions of this Agreement are held to be unenforceable under applicable law, such provision(s) shall be excluded from this Agreement and the balance of this Agreement shall be interpreted as if such provision were excluded and shall be enforceable in accordance with its terms.


IN WITNESS WHEREOF, the Parties hereto have executed or caused this Agreement to be executed as of the date set forth below.


Date: March  26, 2001                        CONSULTANT:

                                             /s/ Mark Neuhaus
                                             ------------------------------
                                             Mark Neuhaus


                                             Address of Notices:

                                             P.O. Box 5629
                                             ------------------------------

                                             Ketchum, ID 83340
                                             ------------------------------


                                             ------------------------------

                                             COMPANY:


                                             TCPI, Inc.

                                             By: /s/ Elliott Block, Ph.D.
                                                ------------------------------
                                                Elliott Block, Ph.D.
                                                President

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